UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 13, 2008 (August 11, 2008)

St. Mary Land & Exploration Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1776 Lincoln Street, Suite 700, Denver, Colorado 80203
(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

On August 11, 2008, St. Mary Land & Exploration Company (“St. Mary” or the “Company”) issued a press release providing an update of its full year 2008 production and financial guidance.  Additionally, the Company provided an update of its 2008 capital investment budget.  A copy of this press release is furnished as Exhibit 99.1 to this report.

Item 8.01                      Other Events.

On August 12, 2008, St. Mary issued a press release announcing certain executive appointments.  A copy of this press release is filed as Exhibit 99.2 to this report.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed or furnished as part of this report:

Exhibit	Description
99.1**	Press release of St. Mary Land & Exploration Company dated August 11, 2008 – Capital Investment Budget and Financial Guidance Update
99.2*	Press release of St. Mary Land & Exploration Company dated August 12, 2008 – Executive Appointments

*	Filed with this Current Report on Form 8-K.
**	Furnished with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ST. MARY LAND & EXPLORATION COMPANY

Date:	August 13, 2008	By:	/s/ MARK T. SOLOMON
Mark T. Solomon
Controller and Acting Principal Financial Officer